UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund II

Investment Advisor:

Kopernik Global Investors, LLC

KGGIX | KGGAX

Kopernik Global All-Cap Fund

KGIIX

Kopernik International Fund

Annual Report

October 31, 2016

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2016

The Funds file their complete schedule of investments of Fund’s holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-887-4KGI; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2016 (Unaudited)

Dear Fellow Shareholders:

November 1, 2016 marked the 3-year anniversary of the Kopernik Global All-Cap Fund (the “Global All-Cap Fund”). By October 31, 2016, the Global All-Cap Fund had assets under management of approximately $900 million, versus $700 million a year ago. This increase is consistent with that of Kopernik’s overall assets under management (“AUM”) which grew from $1.8 billion to $2.3 billion for the year ended on October 31, 2016. The Kopernik International Fund was launched on June 30, 2015 and primarily seeded by Kopernik employees. Thank you for all for your support!

Kopernik Global Investors is designed to put investor interests first. Using the same philosophy and process that our Chief Investment Officer, David Iben, has evolved over his 35-year career, we are committed to maintaining a manageable size of assets under management, employee investment in the funds, an employee owned firm, adherence to our time-tested, common sense investment process, independent thought in an increasingly group-think, high-correlation investment world, and a commitment to investing funds at a significant discount to our calculated risk-adjusted intrinsic value.

For investment management companies that believe that value matters, it has been one of the most difficult environments ever, perhaps even surpassing the early 1970s and late 1990s. The current market is extremely bifurcated due largely to the popular practice of indexation and passive investing. More than $2 trillion, since the Great Financial Crisis of 2007, has found its way into index funds. Passive funds now own 11.6% of S&P 500 companies, compared to 4.6% in 2005. A flood of assets this size forced the exchange traded fund (“ETF”) constructors to focus on the largest companies with the most trading liquidity in order to accommodate the torrents of money. The sheer weight of this amount of money pouring into the limited number of large and liquid companies has distorted prices to an extreme degree. Passive funds arguably deserve a place in an investor’s portfolio. They are low cost, liquid, and tax efficient. However, they do carry risks, not unlike any financial asset. The biggest risk is that ETFs and other tracking products don’t take into account the most important aspect of investing: valuation. In fact, since they take into account how large a company is within the index, they are, in fact, anti-value: companies become a bigger part of portfolios as they rise to more expensive levels. Companies that are left outside of the major indexes are dumped at depressed prices by many active managers who scramble to meet redemptions by investors flocking to the index funds. When the market is too excited about a particular sector, money gets sucked out of other areas of the market, creating opportunities for the long-term, active investors to find good bargains.

Especially when faced with the challenging market conditions, it is important to remain steadfast in our belief in value investing. This bifurcated market has allowed us to buy great companies that are offered at distressed prices. In fact, there are many investment ideas in the public market that look interesting. Some are exciting, while many others are less interesting than they appear at first. Our assessment of value is

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2016 (Unaudited)

focused on thoroughly understanding the underlying business, identifying key industry characteristics and risks, and more importantly, risk-adjusting the intrinsic value to account for various risks that could prevent intrinsic value from materializing in the future. We buy securities at a price that offers a large discount to our risk-adjusted intrinsic value. This approach sounds straightforward but practicing it requires enormous reserves of discipline, courage, and perseverance in the face of a market that constantly sends misleading messages. The optimal time to buy something is often when pessimism is at its maximum, as sellers are abundant and competition from other buyers is few and far between. To act in this manner requires a high degree of conviction in our positions. Our three and a half decades of investing experience has demonstrated that our best investments have been those where conviction, based upon strong research-driven appraisals, have enabled us to stay the course in the face of extreme prejudice against an investment. We are willing to commit capital and be patient when we have a firm belief the upside is substantial relative to the downside and worth waiting for.

This process has led to portfolios that are currently well positioned. Our funds own the world’s largest and well-managed uranium mining company, three of the top five gold miners, several premier global trading franchises, two dominant hydroelectric power companies, and oligopolistic railway operators. We own these world-class businesses at very attractive valuations. Your portfolios, in aggregate, are selling at a significant discount to book value. In other words, each portfolio could appreciate substantially if the market returned to book value. Often companies are worth more than their historic accounting value. The portfolios could appreciate even more if/when the market came around to the values to which our analyst team has appraised these companies. It remains one of the more attractively valued portfolios we’ve managed over the past third of a century.

An important factor in the success of our investing strategy over the past several decades has been an investor base that is aligned with our approach, which is highly differentiated and thus not for everyone. We are incredibly grateful to you, our investors, who have been with us the past three, very volatile, years. It’s a privilege for Kopernik to be entrusted with the important task of both protecting and growing your wealth. We take this responsibility seriously and work hard each day hunting for value in the global market.

We are honored to serve you.

David B. Iben, CFA, Chief Investment Officer

Neda Yarich, President

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2016 (Unaudited)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Dear Fellow Shareholders:

Over the twelve-month period ended October 31, 2016, Kopernik Global All-Cap Fund (the “Fund”), Class I Shares, returned 35.53%, compared to the MSCI All Country World Index, which returned 2.05% during the same period. It was a welcome rebound following two difficult years. Three year returns are now slightly positive.

It was an interesting 12-month period. The markets sold off Emerging Markets and anything related to natural resources in the last three months of 2015. As is so often the case, these two worst performers in the first three months turned around and became the top performing segments of the global equity market the following nine months. Oil dropped below $27 per barrel in February, only to double in the subsequent five months. The Baltic Dry Index, which tracks the price of moving major raw materials by sea, reached a historical low in February, down a massive 97.5% from the May 2008 peak. By October, this index had surged nearly 200% from the February low. Gold bullion was up approximately 12% over the past one year. Major precious and industrial metals’ prices meaningfully increased during the one-year period. There was one exception – uranium, which was down a massive 47%!

We embraced the opportunities created by this market volatility, finding new undervalued securities and adding to existing positions when their prices came down. We bought two precious metals streaming companies, Silver Wheaton Corp. and Royal Gold, Inc. during the 4th quarter of 2015. Streaming companies offer the upside to higher commodity prices with limited exposure to the business risks associated with the underlying mining operations. Historically, commodity streaming companies have sold at a large premium to mining companies and were therefore, unaffordable to us. As the market capitulated and investors sold off all natural resources companies, good or bad, Silver Wheaton and Royal Gold came down in price relative to the mining companies, presenting a compelling buying opportunity for us. When oil prices collapsed in February, we purchased Marathon Oil Corp., a global oil exploration and production company with vast oil reserves and low-cost U.S. shale assets. At the beginning of the year, we took advantage of the sharp price decline of the Baltic Dry Index and stocks of the bulk shipping companies by participating in a publicly-traded private placement of equity by Golden Ocean Group, Ltd. We believe that the dry bulk shipping industry is near one of the deepest cyclical lows on record and carefully selected companies, such as Golden Ocean Group, will likely be survivors in a consolidating industry. The other new positions we initiated were Pax Global Techonology Ltd. and Mail.ru Group. Pax Global is one of the top three companies that control 65% of the global market for point of sale (“POS”) terminals. It has a low-cost manufacturing base in China and is gaining market share in the mature but higher-margin developed markets. The company has net cash on its balance sheet and we bought the shares at a low single digit

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2016 (Unaudited)

multiple of normalized earnings. Mail.ru is the largest free email provider in Russia and a leading social network company. With 95% of internet users in Russia visiting one of its platforms each day, the company is well positioned to capitalize on the internet growth opportunities in a country that has a far lower internet penetration rate than its European peers. We were able to purchase the shares at a single digit multiple of our estimate of future earnings.

Top detractors from the Fund’s performance during the 12-month period were uranium-related positions including Cameco Corp., Uranium Participation Corp., Denison Mine Corp., and Fission Uranium Corp. During the 12-month period, uranium declined a staggering 47% from $38 to less than $19 at the end of October, 2016. This was in sharp contrast with most other natural resources which meaningfully rebounded during the same time period. While the market seems to focus on short-term headwinds facing the uranium industry, we remain focused on the positive long term fundamentals. In our view, nuclear power will remain an important and significant part of the global energy mix, net nuclear reactor adds in the next several years could meaningfully boost demand for uranium, and coupled with the much restrained primary supply and dwindling secondary supply, the world could see an undersupplied market in uranium. When the tide turns, our uranium holdings are well positioned to take advantage of the favorable market conditions and reward patient and fundamentally-focused investors. We increased the weight in Cameco to a full position and added to the small uranium companies. Two bulk shipping companies we own, Diana Shipping and Safe Bulkers, declined significantly in price during the fourth quarter of 2015 and haven’t yet recovered. While the bulk shipping industry is mired in one of the worst cyclical downturns in history due to overcapacity, we believe the upside potential is tremendous for these bulk shipping companies which are likely to survive in this consolidating industry. We paid a small fraction of the age-adjusted vessel replacement value, providing what we view as a more than ample margin of safety in our positions.

Despite a rough start, top contributors to the Fund’s performance during the 12-month period were our gold mining companies. During this period, gold bullion was up nearly 12% and our gold mining companies appreciated significantly more. While we trimmed our positions, we continue to see meaningful upside potential for our gold mining positions. Gold bullion still trades at two-thirds of our estimate of the incremental cost of future production. Additional upside potential could occur on the back of aggressive base money creation and creative monetary policies by the world’s major central banks. This is not priced into our valuation models. Also, adding to the Fund’s performance were two utility holdings, Centrais Electricas Brasileiras SA (“Eletrobras”) and Federal Grid Unified Energy System. Eletrobras owns and operates one of the world’s largest hydroelectric power plants and electricity transmission lines in Brazil, generates the emission-free energy, and provides an essential service in a growing part of the world. We believe that the company owns intrinsically valuable

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2016 (Unaudited)

assets and ought to earn a fair return on those assets despite the fact that the company has substantially under-earned in the past several years. This is due largely to the Brazilian government’s meddling to artificially keep electricity price below the market rate. The shares, at one point, traded at less than fifteen cents to the dollar on the invested capital. Despite recent strong performance, shares remain attractive at a significant discount to book value. Federal Grid is the sole operator and manager of Russia’s Unified National Electric Grid. It operates all of Russia’s high voltage transmission lines which span over 5.7 million square miles (for reference, the entire area of the US is 3.8 million square miles). Our strong conviction in Federal Grid remains intact as the shares are still trading at a substantial discount to our estimated asset replacement value.

The currently bifurcated market poses both challenges and opportunities. We remain focused on our hunt for value and disciplined in carrying out our time-tested and highly differentiated investment process. We are grateful for the continued support from our fellow shareholders with whom our own interest is tightly aligned as Kopernik’s principals and employees invest along with you.

Kind Regards,

Kopernik Global Investors, LLC

Definition of Comparative Index

Baltic Dry Index is an economic indicator issued daily by the London-based Baltic Exchange that provides an assessment of the price of moving the major raw materials by sea.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL
FUND
OCTOBER 31, 2016 (Unaudited)

Dear Fellow Shareholders:

Over the twelve-month period ended October 31, 2016, Kopernik International Fund (the “Fund”), Class I Shares, returned 22.45%, compared to the MSCI All Country World ex-US Index, which returned 0.22% during the same period.

It was an interesting 12-month period. The markets sold off Emerging Markets and anything related to natural resources in the last three months of 2015. As is so often the case, these two worst performers in the first three months turned around and became the top performing segments of the global equity market the following nine months. Oil dropped below $27 per barrel in February, only to double in the subsequent five months. The Baltic Dry Index, which tracks the price of moving major raw materials by sea, reached a historical low in February, down a massive 97.5% from the May 2008 peak. By October, this index had surged nearly 200% from the February low. Gold bullion was up approximately 12% over the past one year. Major precious and industrial metals’ prices meaningfully increased during the one-year period. There was one exception – uranium, which was down a massive 47%!

We embraced the opportunities created by this market volatility, finding new undervalued securities and adding to existing positions when their prices came down. We bought two precious metals streaming companies, Silver Wheaton Corp. and Royal Gold, Inc. during the 4th quarter of 2015. Streaming companies offer the upside to higher commodity prices with limited exposure to the business risks associated with the underlying mining operations. Historically, commodity streaming companies have sold at a large premium to mining companies and were therefore unaffordable to us. As the market capitulated and investors sold off all natural resources companies, good or bad, Silver Wheaton and Royal Gold came down in price relative to the mining companies, presenting a compelling buying opportunity for us. During the year, we initiated a new position in Pax Global Technology Ltd. (“Pax Global”). Pax Global is one of the top three companies that control 65% of the global market for point of sale (“POS”) terminals. It has a low-cost manufacturing base in China and is gaining market share in the mature but higher-margin developed markets. The company has net cash on its balance sheet and we bought the shares at a low single digit multiple of normalized earnings.

Top detractors from the Fund’s performance during the 12-month period were uranium-related positions including Cameco Corp. and Areva SA. During the 12-month period, uranium declined a staggering 47% from $38 to less than $19 at the end of October, 2016. This was in sharp contrast with most other natural resources which meaningfully rebounded during the same time period. While the market seems to focus on short-term headwinds facing the uranium industry, we remain focused on the positive long term fundamentals. In our view, nuclear power will remain an important and significant part of the global energy mix, net nuclear reactor adds in the next several years could meaningfully boost demand for uranium, and coupled with the

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL
FUND
OCTOBER 31, 2016 (Unaudited)

much restrained primary supply and dwindling secondary supply, the world could see an undersupplied market in uranium. When the tide turns, our uranium holdings are well positioned to take advantage of the favorable market conditions and reward patient and fundamentally-focused investors. We increased the weight in Cameco to a full position and added to the small uranium companies. Another significant decliner was MEG Energy Corp. (“MEG”). MEG explores for and produces oil in Canada employing in-situ processes to produce oil from oil sands. The company owns a large reserve base with nearly 3 billion barrels of proven and probable reserves and another 2.5 billion barrels of contingent resources. The current market price reflects a small fraction of what we believe the company is worth assuming a long-term sustainable oil price around $75. Our strong conviction in MEG remains intact.

Despite a rough start, top contributors to the Fund’s performance during the 12-month period were our gold mining companies. During this period, gold bullion was up nearly 12% and our gold mining companies appreciated significantly more. While we trimmed our positions, we continue to see meaningful upside potential for our gold mining positions. Gold bullion still trades at two-thirds of our estimate of the incremental cost of future production. Additional upside potential could occur on the back of aggressive base money creation and creative monetary policies by the world’s major central banks. This is not priced into our valuation models. Also, Centrais Electricas Brasileiras SA (“Eletrobras”) performed strongly during the year and added to the Fund’s performance. Eletrobras owns and operates one of the world’s largest hydroelectric power plants and electricity transmission lines in Brazil, generates the emission-free energy, and provides an essential service in a growing part of the world. We believe that the company owns intrinsically valuable assets and ought to earn a fair return on those assets despite the fact that the company has substantially under-earned in the past several years. This is due largely to the Brazilian government’s meddling to artificially keep electricity price below the market rate. The shares, at one point, traded at less than fifteen cents to the dollar on the invested capital. Despite recent strong performance, shares remain attractive at a significant discount to book value.

The currently bifurcated market poses both challenges and opportunities. We remain focused on our hunt for value and disciplined in carrying out our time-tested and highly differentiated investment process. We are grateful for the continued support from our fellow shareholders with whom our own interest is tightly aligned as Kopernik’s principals and employees invest along with you.

Kind Regards,

Kopernik Global Investors, LLC

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL
FUND
OCTOBER 31, 2016 (Unaudited)

Definition of Comparative Index

Baltic Dry Index is an economic indicator issued daily by the London-based Baltic Exchange that provides an assessment of the price of moving the major raw materials by sea.

MSCI All Country World ex-US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World ex-US Index captures large and mid-cap representation across 22 developed (excluding the United States) and 23 emerging market country indexes.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2016 (Unaudited)

Growth of a $10,000 Investment

	Annualized Total Return for the Periods Ended October 31, 2016(1)
	One Year Return	Annualized Inception to Date*
Class A Shares, with load**	27.58%	-1.17%
Class A Shares, without load**	35.38%	0.80%
Class I Shares	35.53%	1.01%
MSCI All Country World Index	2.05%	3.33%

*	Commenced operations on November 1, 2013.
**	Refers to the individual maximum sales charge of 5.75%.
(1)	If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.
(2)	The graph is based on Class I Shares only; performance for Class A Shares would have been lower due to differences in fee structures.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL
FUND
OCTOBER 31, 2016 (Unaudited)

Growth of a $10,000 Investment

	Annualized Total Return for the Periods Ended October 31, 2016(1)
	One Year Return	Annualized Inception to Date*
Class I Shares	22.45%	9.80%
MSCI All Country World ex-US Index	0.22%	-4.07%

*	Commenced operations on June 30, 2015.
(1)	If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 8.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2016

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 86.6%
	Shares	Value

AUSTRALIA — 3.8%
Newcrest Mining, Ltd.	1,946,789	$33,409,576

AUSTRIA — 0.3%
IMMOFINANZ AG	1,351,734	2,912,842

BRAZIL — 1.6%
BrasilAgro — Brasileira de Propriedades Agricolas*	384,400	1,248,818
Centrais Eletricas Brasileiras SA*	454,200	3,390,848
SLC Agricola SA	1,937,400	9,474,566

		14,114,232

CANADA — 24.1%
Barrick Gold Corp.	991,993	17,449,157
Bear Creek Mining*	255,915	515,150
Cameco Corp.	3,174,489	24,443,565
Centerra Gold, Inc.	1,917,024	9,690,168
Denison Mines Corp.*	6,957,700	2,801,132
Dundee Corp., Cl A* (D)	1,089,977	5,160,183
Dundee Precious Metals, Inc.*	3,472,202	7,092,994
Fission Uranium Corp.*	6,693,500	2,744,669

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

CANADA — continued
Gabriel Resources, Ltd.* (D)	5,631,603	$2,519,169
Goldcorp, Inc.	256,985	3,906,172
Ivanhoe Mines Ltd., Cl A*	10,539,101	16,421,920
Kinross Gold Corp.*	4,415,064	17,042,147
Lundin Gold, Inc.* (D)	3,785,459	17,384,946
MEG Energy Corp.*	2,906,854	11,854,538
New Gold Inc.*	817,025	3,235,419
Northern Dynasty Minerals, Ltd. (CAD)* (D)	6,916,153	5,775,062
Northern Dynasty Minerals, Ltd. (USD)* (D)	4,824,257	4,035,973
Novagold Resources, Inc.*	669,727	3,348,635
Seabridge Gold*	430,725	4,701,270
Silver Wheaton Corp.	461,469	11,126,018
Sprott, Inc. (D)	8,817,689	14,659,992
Turquoise Hill Resources, Ltd.*	4,494,089	13,931,676
Uranium Participation Corp.* (D)	5,052,598	14,013,021

		213,852,976

CHINA — 2.9%
China Yurun Food Group, Ltd.*	30,827,000	4,928,791
Guangshen Railway Co., Ltd., Cl H	16,887,003	9,341,084
Hua Hong Semiconductor, Ltd. (A)	2,847,000	3,369,904
Nam Tai Property, Inc.	62,531	506,501
NVC Lighting Holding, Ltd.	19,225,203	2,652,419
PAX Global Technology, Ltd.	7,644,000	4,780,241

		25,578,940

FRANCE — 3.7%
Areva SA* (D)	1,033,132	5,424,524
Electricite de France SA	2,450,754	27,468,246

		32,892,770

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

GREECE — 0.5%
Diana Shipping, Inc.*	1,927,564	$4,818,910

HONG KONG — 0.6%
Guoco Group, Ltd. (D)	301,000	3,380,431
Luks Group Vietnam Holdings Co., Ltd. (D)	5,417,000	1,934,755

		5,315,186

ITALY — 0.7%
ERG SpA	594,415	6,603,524

JAPAN — 14.1%
Japan Digital Laboratory Co., Ltd.	401,900	6,262,082
Japan Steel Works, Ltd.	1,226,263	26,391,490
Kamigumi Co., Ltd.	964,500	8,249,800
Kurita Water Industries, Ltd.	391,700	9,289,195
Mitsubishi Corp.	1,182,900	25,841,746
Mitsui & Co., Ltd.	2,111,800	29,360,202
Organo Corp. (D)	1,855,000	8,012,921
Sanshin Electronics Co., Ltd.	351,700	3,118,919
West Japan Railway Co.	140,700	8,683,231

		125,209,586

LEBANON — 0.3%
Solidere GDR (D)	160,687	1,912,175
Solidere GDR (A) (D)	42,698	529,455

		2,441,630

NORWAY — 0.7%
Golden Ocean Group, Ltd.*	1,788,110	6,514,141

RUSSIA — 16.3%
Etalon Group, Ltd. GDR	1,625,111	4,631,566
Federal Grid Unified Energy System PJSC	9,821,935,146	26,490,741
Gazprom PAO*	96,279	210,838

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

RUSSIA — continued
Gazprom PAO ADR	6,291,486	$27,179,220
Lukoil PJSC ADR	122,350	5,964,562
Mail.Ru Group GDR*	393,600	6,443,232
Mobile TeleSystems PJSC	1,133,541	3,995,921
Moscow Exchange MICEX-RTS PJSC*	3,173,634	5,842,074
Protek PJSC (D)	1,897,261	2,950,572
RusHydro PJSC ADR	19,336,312	23,590,301
RusHydro PJSC	190,319,592	2,386,151
Sberbank of Russia PJSC ADR	2,944,617	27,944,415
Yandex NV, Cl A*	376,566	7,414,585

		145,044,178

SINGAPORE — 2.5%
Golden Agri-Resources, Ltd.	78,653,500	21,765,748

SOUTH AFRICA — 1.1%
Impala Platinum Holdings, Ltd.*	2,351,253	9,451,222

SOUTH KOREA — 4.3%
Hyundai Motor Co.	142,418	17,424,968
KT Corp.	495,399	13,984,171
KT Corp. ADR	398,660	6,374,574

		37,783,713

UKRAINE — 2.5%
Astarta Holding NV* (D)	403,961	5,431,452
Kernel Holding SA	158,823	2,544,730
MHP SA GDR (D)	1,485,036	14,033,590
MHP SA GDR (A) (D)	44,627	421,725

		22,431,497

UNITED STATES — 6.6%
Cloud Peak Energy, Inc.*	1,218,342	7,504,987

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares/ Face Amount		Value

UNITED STATES — continued
CONSOL Energy, Inc.		222,733	$3,775,324
KBR Inc.		356,338	5,277,366
Marathon Oil Corp.		110,866	1,461,214
Pandora Media Inc.*		962,930	10,909,997
Peabody Energy*		319,528	2,795,870
Royal Gold, Inc.		240,418	16,545,567
Safe Bulkers Inc.		1,810,141	2,298,879
SkyWest, Inc.		66,511	2,005,307
Tsakos Energy Navigation, Ltd.		1,280,287	5,761,291

			58,335,802

TOTAL COMMON STOCK (Cost $819,752,893)			768,476,473

PREFERRED STOCK — 2.8%
BRAZIL — 2.8%
Centrais Eletricas Brasileiras SA, Cl B*		2,916,700	24,945,461

TOTAL PREFERRED STOCK (Cost $11,902,353)			24,945,461

CONVERTIBLE BONDS — 2.5%
CANADA — 2.5%
Gabriel Resources, Ltd. 8.000%, 06/30/19 (B) (D)	CA	D 15,950,000	21,997,729

INDIA — 0.0%
REI Agro, Ltd. 5.500%, 11/13/14 (A) (C) (D)		$723,000	36,150

TOTAL CONVERTIBLE BONDS (Cost $14,817,321)			22,033,879

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2016

WARRANTS — 0.3%
	Number of Warrants/ Number of Rights	Value

CANADA — 0.3%
Gabriel Resources, Ltd., Expires 06/30/21* (A) (B) (D) (Cost $—)	11,428,804	$2,897,035

RIGHTS — 0.0%
CANADA — 0.0%
Gabriel Resources, Ltd., Expires 06/30/21* (A) (B) (D) (Cost $—)	15,950	—

TOTAL INVESTMENTS — 92.2% (Cost $846,472,567)		818,352,848
Other Assets and Liabilities, Net — 7.8%		69,372,536

NET ASSETS — 100.0%		$887,725,384

*	Non-income producing security.
(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities as of October 31, 2016 was $7,254,269 and represented 0.8% of net assets.
(B)	Security is fair valued using methods determined in good faith by the fair value committee of the Board of Trustees. The total value of such securities as of October 31, 2016, was $24,894,764 and represented 2.8% of net assets.
(C)	Security in default on interest payments.
(D)	Securities considered illiquid. Total value of such securities as of October 31, 2016 was $132,510,860 and represented 14.9% of net assets.
ADR —	American Depositary Receipt
CAD —	Canadian Dollar
Cl —	Class
GDR —	Global Depositary Receipt
Ltd. —	Limited
PJSC —	Public Joint Stock Company
USD —	U.S. Dollar
Amounts	designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2016

The list of inputs used to value the Fund’s net assets as of October 31, 2016 is as follows:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$33,409,576	$—	$—	$33,409,576
Austria	2,912,842	—	—	2,912,842
Brazil	14,114,232	—	—	14,114,232
Canada	213,852,976	—	—	213,852,976
China	25,578,940	—	—	25,578,940
France	32,892,770	—	—	32,892,770
Greece	4,818,910	—	—	4,818,910
Hong Kong	5,315,186	—	—	5,315,186
Italy	6,603,524	—	—	6,603,524
Japan	125,209,586	—	—	125,209,586
Lebanon	2,441,630	—	—	2,441,630
Norway	6,514,141	—	—	6,514,141
Russia	145,044,178	—	—	145,044,178
Singapore	21,765,748	—	—	21,765,748
South Africa	9,451,222	—	—	9,451,222
South Korea	37,783,713	—	—	37,783,713
Ukraine	22,431,497	—	—	22,431,497
United States	58,335,802	—	—	58,335,802

Total Common Stock	768,476,473	—	—	768,476,473
Preferred Stock	24,945,461	—	—	24,945,461
Convertible Bonds	—	36,150	21,997,729	22,033,879
Warrants	—	—	2,897,035	2,897,035
Rights	—	—	—	—

Total Investments in Securities	$793,421,934	$36,150	$24,894,764	$818,352,848

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2016

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	Convertible Bond	Warrants	Rights	Total
Beginning Balance as of November 1, 2015	$6,755,275	$35,789	$—	$6,791,064
Accrued discounts/premiums	—	—	—	—
Realized gain/(loss)	—	—	—	—
Change in appreciation/(depreciation)	11,991,995	2,861,246	—	14,853,241
Purchases	3,250,459	—	—	3,250,459
Sales	—	—	—	—
Amortization sold	—	—	—	—
Transfer into Level 3	—	—	—	—
Transfer out of Level 3	—	—	—	—

Ending Balance as of October 31, 2016	$21,997,729	$2,897,035	$—	$24,894,764

Change in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$11,991,995	$2,861,246	$—	$14,853,241

Amounts designated as “—” are either $0 or have been rounded to $0.

For the year ended October 31, 2016, securities with a total value of $316,060,457 transferred from Level 2 to Level 1 as a result of fair valuation of foreign equity securities. There were no other significant transfers between Level 1 and Level 2 assets for the year ended October 31, 2016. For the year ended October 31, 2016, there were no transfers between Level 1 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL
FUND
OCTOBER 31, 2016

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 61.0%
	Shares	Value

AUSTRALIA — 4.8%
Newcrest Mining, Ltd.	5,799	$99,519

AUSTRIA — 1.5%
IMMOFINANZ AG	14,582	31,423

BRAZIL — 1.8%
BR Malls Participacoes SA*	7,840	31,341
Centrais Eletricas Brasileiras SA*	800	5,972

		37,313

CANADA — 16.7%
Barrick Gold Corp.	4,357	76,639
Denison Mines*	66,500	26,773
Fission Uranium*	67,500	27,678
Goldcorp, Inc.	2,646	40,219
Kinross Gold Corp.*	8,160	31,498
New Gold Inc.*	7,636	30,239
Novagold Resources, Inc.*	6,914	34,570
Silver Wheaton Corp.	2,592	62,493
Turquoise Hill Resources, Ltd.*	4,969	15,404

		345,513

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL
FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

CHINA — 4.6%
China Shenhua Energy Co., Ltd., Cl H	14,000	$29,136
Guangshen Railway Co., Ltd., Cl H	42,000	23,232
Hua Hong Semiconductor, Ltd. (A)	21,000	24,857
K Wah International Holdings, Ltd.	23,000	12,485
PAX Global Technology, Ltd.	10,000	6,254

		95,964

FRANCE — 0.4%
Areva SA*	1,534	8,054

JAPAN — 5.4%
Japan Steel Works, Ltd.	1,400	30,131
Kamigumi Co., Ltd.	2,000	17,107
Mitsubishi Corp.	1,100	24,030
Mitsui & Co., Ltd.	1,600	22,245
West Japan Railway Co.	300	18,514

		112,027

RUSSIA — 13.1%
Gazprom PAO*	41,887	91,727
LSR Group PJSC	630	8,739
Lukoil PJSC	739	36,133
Mobile TeleSystems PJSC	1,447	5,101
RusHydro PJSC	1,298,478	16,280
Sberbank of Russia PJSC	32,557	75,691
Yandex NV, Cl A*	1,870	36,820

		270,491

SINGAPORE — 2.0%
Golden Agri-Resources, Ltd.	151,100	41,814

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL
FUND
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

SOUTH AFRICA — 1.9%
Gold Fields, Ltd.	4,812	$19,560
Impala Platinum Holdings, Ltd.*	5,085	20,440

		40,000

SOUTH KOREA — 3.9%
Hyundai Motor Co.	143	17,496
Hyundai Motor Co. GDR	222	9,269
KT Corp.	193	5,448
KT Corp. ADR	3,062	48,961

		81,174

UKRAINE — 1.6%
MHP SA GDR	3,570	33,737

UNITED STATES — 3.3%
Marathon Oil Corp.	2,402	31,658
Royal Gold, Inc.	523	35,993

		67,651

TOTAL COMMON STOCK (Cost $1,036,867)		1,264,680

TOTAL INVESTMENTS — 61.0% (Cost $1,036,867)		1,264,680
Other Assets and Liabilities, Net — 39.0%		807,526

NET ASSETS — 100.0%		$2,072,206

*	Non-income producing security.
(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities as of October 31, 2016 was $24,857 and represented 1.2% of net assets.
ADR —	American Depositary Receipt
Cl —	Class
GDR —	Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL
FUND
OCTOBER 31, 2016

Ltd. —	Limited
PJSC —	Public Joint Stock Company

As of October 31, 2016, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2016, securities with a total value of $295,874 transferred from Level 2 to Level 1 as a result of fair valuation of foreign equity securities. There were no other significant transfers between Level 1 and Level 2 assets for the year ended October 31, 2016. For the year ended October 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2016

STATEMENTS OF ASSETS AND LIABILITIES
	Kopernik Global All- Cap Fund	Kopernik International Fund
Assets:
Investments, at Value (Cost $846,472,567 and $1,036,867)	$818,352,848	$1,264,680
Cash Equivalent	64,954,060	815,471
Foreign Currency, at Value (Cost $2,021,597 and $7)	2,022,021	8
Receivable for Investment Securities Sold	3,772,374	—
Receivable for Capital Shares Sold	1,832,303	—
Dividend and Interest Receivable	1,330,259	1,098
Reclaim Receivable	413,021	—
Receivable due from Adviser	—	14,999
Prepaid Expenses	31,718	14,677

Total Assets	892,708,604	2,110,933

Liabilities:
Payable for Investment Securities Purchased	3,697,283	—
Payable due to Adviser	706,149	—
Payable for Capital Shares Redeemed	400,853	—
Payable due to Administrator	61,110	2,106
Distribution Fees Payable (Class A Shares)	14,959	—
Payable due to Trustees	5,214	12
Chief Compliance Officer Fees Payable	2,896	7
Other Accrued Expenses and Other Payables	94,756	36,602

Total Liabilities	4,983,220	38,727

Net Assets	$887,725,384	$2,072,206

Net Assets Consist of:
Paid-in Capital	$949,782,803	$1,826,060
Undistributed Net Investment Income	9,079,501	2,342
Accumulated Net Realized Gain (Loss) on Investments, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(42,957,862)	16,032
Net Unrealized Appreciation (Depreciation) on Investments	(28,119,719)	227,813
Net Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(59,339)	(41)

Net Assets	$887,725,384	$2,072,206

Amounts	designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2016

STATEMENTS OF ASSETS AND LIABILITIES — continued
	Kopernik Global All- Cap Fund	Kopernik International Fund
Class A Shares:
Net Assets	$68,581,380	N/A
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	6,766,446	N/A
Net Asset Value, Per Share*	$10.14	N/A

Maximum Offering Price Per Share ($10.14/94.25%)	$10.76	N/A

Class I Shares:
Net Assets	$819,144,004	$2,072,206
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	81,003,383	183,215
Net Asset Value Offering and Redemption Price, Per Share*	$10.11	$11.31

*	Class A Shares are subject to a maximum contingent deferred sales charge of 0.75% if shares are redeemed within 18 months of purchase.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2016

STATEMENTS OF OPERATIONS
	Kopernik Global All- Cap Fund	Kopernik International Fund
Investment Income:
Dividends	$17,166,889	$23,308
Interest	106,209	—
Less: Foreign Taxes Withheld	(1,883,302)	(3,147)

Total Investment Income	15,389,796	20,161

Expenses:
Investment Advisory Fees	6,631,290	14,357
Administration Fees	615,796	25,000
Distribution Fees (Class A Shares)	153,643	—
Trustees’ Fees	22,628	50
Chief Compliance Officer Fees	7,447	315
Custodian Fees	214,949	6,913
Transfer Agent Fees	135,036	26,730
Registration and Filing Fees	47,231	15,435
Printing Fees	43,933	17,167
Legal Fees	42,777	92
Audit Fees	26,093	23,555
Offering Costs — Note 2	—	32,078
Other Expenses	30,967	1,861

Total Expenses	7,971,790	163,553

Less:
Advisory Waiver Recapture — Note 5	288,507	—
Investment Advisory Fee Waiver	—	(14,357)
Reimbursement from Adviser	—	(131,638)
Fees Paid Indirectly — Note 4	(967)	(5)

Net Expenses	8,259,330	17,553

Net Investment Income	7,130,466	2,608

Net Realized Gain (Loss) on:
Investments	30,824,893	39,723
Foreign Currency Translation	(57,871)	407

Net Realized Gain	30,767,022	40,130

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	189,356,338	272,739
Foreign Currency Transactions	(35,741)	(40)

Net Change in Unrealized Appreciation	189,320,597	272,699

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	220,087,619	312,829

Net Increase in Net Assets Resulting from Operations	$227,218,085	$315,437

Amounts	designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net Investment Income	$7,130,466	$2,340,349
Net Realized Gain (Loss) on Investments and Foreign Currency Translation	30,767,022	(60,572,632)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	189,320,597	(58,601,180)

Net Increase (Decrease) in Net Assets Resulting From Operations	227,218,085	(116,833,463)

Dividends:
Dividends from Net Investment Income
Class A Shares	(186,893)	(431,372)
Class I Shares	(4,211,820)	(5,395,824)
Distributions from Net Capital Gains
Class A Shares	—	(1,166)
Class I Shares	—	(6,390)

Total Dividends and Distributions	(4,398,713)	(5,834,752)

Capital Share Transactions(1):
Class A Shares
Issued	26,058,743	52,022,102
Reinvestment of Distributions	117,701	360,375
Redeemed	(51,817,263)	(141,056,853)

Net Class A Share Transactions	(25,640,819)	(88,674,376)

Class I Shares
Issued	216,448,744	558,308,038
Reinvestment of Distributions	2,549,112	3,184,064
Redeemed	(241,322,429)	(581,082,154)

Net Class I Share Transactions	(22,324,573)	(19,590,052)

Net Decrease in Net Assets From Capital Share Transactions	(47,965,392)	(108,264,428)

Total Increase (Decrease) in Net Assets	174,853,980	(230,932,643)

Net Assets:
Beginning of Year	712,871,404	943,804,047

End of Year (including Undistributed Net Investment Income of $9,079,501 and $2,520,808, respectively)	$887,725,384	$712,871,404

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL
FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2016	Period Ended October 31, 2015*
Operations:
Net Investment Income (Loss)	$2,608	$(144)
Net Realized Gain (Loss) on Investments and Foreign Currency Translation	40,130	(22,390)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	272,699	(44,927)

Net Increase (Decrease) in Net Assets Resulting From Operations	315,437	(67,461)

Dividends:
Dividends from Net Investment Income
Class I Shares	(1,830)	—

Total Dividends and Distributions	(1,830)	—

Capital Share Transactions(1):
Class I Shares
Issued	941,743	1,133,850
Reinvestment of Distributions	1,830	—
Redeemed	(251,363)	—

Net Class I Share Transactions	692,210	1,133,850

Net Increase in Net Assets From Capital Share Transactions	692,210	1,133,850

Total Increase in Net Assets	1,005,817	1,066,389

Net Assets:
Beginning of Year/Period	1,066,389	—

End of Year/Period (including Undistributed Net Investment Income of $2,342 and $1,157, respectively)	$2,072,206	$1,066,389

*	Commenced operations on June 30, 2015.

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period

	Class A Shares
	Year Ended October 31, 2016		Year Ended October 31, 2015	Period Ended October 31, 2014*
Net Asset Value, Beginning of Period	$7.52		$8.69	$10.00

Income (Loss) from Investment Operations:
Net Investment Income**	0.06		0.00 ^	0.07
Net Realized and Unrealized Gain (Loss)	2.59		(1.12)	(1.38)

Total from Investment Operations	2.65		(1.12)	(1.31)

Dividends and Distributions:
Net Investment Income	(0.03)		(0.05)	—
Capital Gains	—		(0.00)^	—

Total Dividends and Distributions	(0.03)		(0.05)	—

Net Asset Value, End of Period	$10.14		$7.52	$8.69

Total Return†	35.38%		(12.95)%	(13.10)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$68,581		$78,531	$183,317
Ratio of Expenses to Average Net Assets(1)	1.35	%(2)	1.35%	1.35	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.31%		1.36%	1.38	%††
Ratio of Net Investment Income to Average Net Assets	0.72%		0.05%	0.68	%††
Portfolio Turnover Rate	39%		60%	42	%†††

*	Commenced operations November 1, 2013.

**	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

†††	Portfolio turnover rate is for the period indicated and has not been annualized.

^	Amount represents less than $0.01 per share.

(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.

(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

FINANCIAL HIGHLIGHTS — continued
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period

	Class I Shares
	Year Ended October 31, 2016		Year Ended October 31, 2015	Period Ended October 31, 2014*
Net Asset Value, Beginning of Period	$7.52		$8.71	$10.00

Income (Loss) from Investment Operations:
Net Investment Income**	0.08		0.03	0.07
Net Realized and Unrealized Gain (Loss)	2.57		(1.13)	(1.36)

Total from Investment Operations	2.65		(1.10)	(1.29)

Dividends and Distributions:
Net Investment Income	(0.06)		(0.09)	(0.00	)^
Capital Gains	—		(0.00)^	—

Total Dividends and Distributions	(0.06)		(0.09)	(0.00	)^

Net Asset Value, End of Period	$10.11		$7.52	$8.71

Total Return†	35.53%		(12.72)%	(12.89)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$819,144		$634,340	$760,487
Ratio of Expenses to Average Net Assets(1)	1.10	%(2)	1.10%	1.10	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.06%		1.12%	1.13	%††
Ratio of Net Investment Income to Average Net Assets	0.99%		0.35%	0.68	%††
Portfolio Turnover Rate	39%		60%	42	%†††

*	Commenced operations November 1, 2013.

**	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

†††	Portfolio turnover rate is for the period indicated and has not been annualized.

^	Amount represents less than $0.01 per share.

(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.

(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK INTERNATIONAL
FUND

FINANCIAL HIGHLIGHTS — concluded
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period

	Class I Shares
	Year Ended October 31, 2016	Period Ended October 31, 2015*
Net Asset Value, Beginning of Period	$9.25	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)**	0.02	(0.00	)^
Net Realized and Unrealized Gain (Loss)	2.05	(0.75)

Total from Investment Operations	2.07	(0.75)

Dividends and Distributions:
Net Investment Income	(0.01)	—

Total Dividends and Distributions	(0.01)	—

Net Asset Value, End of Period	$11.31	$9.25

Total Return†	22.45%	(7.50)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$2,072	$1,066
Ratio of Expenses to Average Net Assets(1)	1.10%	1.10	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	10.26%	20.41	%††
Ratio of Net Investment Income (Loss) to Average Net Assets	0.16%	(0.04	)%††
Portfolio Turnover Rate	50%	26	%†††

*	Commenced operations June 30, 2015.

**	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.

†††	Portfolio turnover rate is for the period indicated and has not been annualized.

^	Amount represents less than $0.01 per share.

(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2016

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 38 funds. The financial statements herein are those of the Kopernik Global All-Cap Fund and Kopernik International Fund (each a “Fund” and collectively the “Funds”). The investment objective of the Funds is long-term growth of capital. The Kopernik Global All-Cap Fund is diversified and invests primarily (at least 40% of its net assets) in equity securities of companies located in at least three countries other than the U.S. The Kopernik International Fund is diversified. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidance for investment companies.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2016

such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2016, the total market value of securities in the Kopernik Global All-Cap Fund valued in accordance with fair value procedures was $24,894,764 or 2.8% of the Fund’s net assets. As of October 31, 2016, Kopernik International Fund had no fair valued securities.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Funds calculate their net asset values. The closing prices of such securities may no longer reflect their market value at the time the Funds calculate net asset values if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Kopernik Global Investors, LLC (the “Adviser”), of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2016

exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.

The Funds use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with authoritative guidance on fair value measurement under U.S. GAAP, the Funds disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date

•	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2016

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table summarizes the quantitative inputs and assumptions used for items categorized as recurring Level 3 assets as of October 31, 2016. The following disclosures also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Assets	Fair Value at October 31, 2016	Valuation Technique	Unobservable Inputs	Inputs
Convertible Bonds	$21,997,729	Model	Credit Spread	10%

			Volatility	60%

			Liquidity Risk	10%

Warrants	2,897,035	Model	Volatility	60%

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

For the year ended October 31, 2016, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is the Funds’ intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2016

factors including, but not limited to, examination by tax authorities (i.e., the last open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2016, the Funds did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are accreted and amortized.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2016

realized or unrealized gains (loss) during the period are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. There were no forward foreign currency contracts for the year ended October 31, 2016.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Cash Equivalents — Idle cash may be swept into various money market sweep accounts and is classified as cash equivalents on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Funds. As of October 31, 2016, the offering costs were fully amortized.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2016

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2016, the Kopernik Global All-Cap Fund and Kopernik International Fund were charged $615,796 and $25,000, respectively, for these services.

The Kopernik Global All-Cap Fund adopted a distribution plan for Class A Shares that allows the Fund to pay for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time, these fees will increase the cost of your investment. The annual distribution and service fees for Class A Shares of the Fund is 0.25% of the average daily net assets of the Fund’s Class A Shares.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

During the year ended October 31, 2016, the Kopernik Global All-Cap Fund and Kopernik International Fund earned cash management credits of $967 and $5, respectively, which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statements of Operations.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds at a fee calculated at an annual rate of 0.90% of the Funds’ average daily net assets. The Adviser has contractually agreed (effective November 1, 2013 for the Kopernik Global All-Cap Fund and June 30, 2015 for the Kopernik International Fund) to reduce its fees and/or reimburse expenses in order to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.35% of the Funds’ Class A Shares’ average daily net assets and 1.10% of the

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2016

Funds’ Class I Shares’ average daily net assets until February 28, 2017 (the “Contractual Expense Limit”). As of October 31, 2016, Class A Shares for the Kopernik International Fund have not yet commenced operations. If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may receive from the Funds the difference between the total annual fund operating expenses (not including excluded expenses) and the Contractual Expense Limit to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement (or any other agreement) was in place. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2017.

As of October 31, 2016, fees for the Kopernik Global All-Cap Fund which were previously waived by the Adviser that can be recaptured, up to the expense cap in place at the time the expenses were waived, were $86,534, expiring in 2018. For the year ended October 31, 2016, the Adviser recaptured previously waived fees of $288,507 for the Kopernik Global All-Cap Fund. As of October 31, 2016, fees for the Kopernik International Fund which were previously waived by the Adviser that can be recaptured, up to the expense cap in place at the time the expenses were waived, were $68,205, expiring in 2018 and $145,995, expiring in 2019.

6. Share Transactions:

Kopernik Global All-Cap Fund	Year Ended October 31, 2016	Year Ended October 31, 2015
Shares Transactions:
Class A Shares
Issued	3,204,888	6,407,873
Reinvestment of Distributions	17,158	44,411
Redeemed	(6,904,097)	(17,099,016)

Decrease in Class A Shares	(3,682,051)	(10,646,732)

Class I Shares
Issued	27,073,083	69,877,387
Reinvestment of Distributions	373,223	400,509
Redeemed	(30,853,230)	(73,172,095)

Decrease in Class I Shares	(3,406,924)	(2,894,199)

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2016

Kopernik International Fund	Year Ended October 31, 2016	Period Ended October 31, 2015*
Shares Transactions:
Class I Shares
Issued	89,551	115,246
Reinvestment of Distributions	206	—
Redeemed	(21,788)	—

Increase in Class I Shares	67,969	115,246

*	Commenced operations on June 30, 2015.

7. Investment Transactions:

For the year ended October 31, 2016, the purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

	Purchases	Sales and Maturities
Kopernik Global All-Cap Fund	$269,553,305	$332,541,302
Kopernik International Fund	756,363	519,732

There were no purchases or sales of long term U.S. Government securities.

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain or (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

Accordingly, the following permanent book and tax basis differences are primarily attributable to foreign exchange gain/loss and PFIC adjustments and have been classified to/(from) the following accounts:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Kopernik Global All-Cap Fund	$—	$3,826,940	$(3,826,940)
Kopernik International Fund	—	407	(407)

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2016

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared for the Funds during the years ended October 31, 2016 and 2015 were as follows:

Ordinary Income
Kopernik Global All-Cap Fund
2016	$4,398,713
2015	5,834,752
Kopernik International Fund
2016	1,830
2015	—

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Kopernik Global All-Cap Fund	Kopernik International Fund
Undistributed Ordinary Income	$30,672,992	$24,096
Capital Loss Carryforwards	(18,477,759)	—
Unrealized Appreciation (Depreciation)	(74,252,652)	222,050

Total Accumulated Gains (Losses)	$(62,057,419)	$246,146

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

Short-Term Loss
Kopernik Global All-Cap Fund	$18,477,759
Kopernik International Fund	—

During the year ended October 31, 2016, the Kopernik Global All-Cap Fund utilized $35,284,480 and the Kopernik International Fund utilized $23,450 of capital loss carryforwards to offset capital gains.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2016

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales and passive foreign investment companies. Wash sale loss deferrals cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency) by the Funds at October 31, 2016, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Kopernik Global All-Cap Fund	$892,546,161	$146,830,621	$(221,023,934)	$(74,193,313)
Kopernik International Fund	1,042,589	241,627	(19,536)	222,091

9. Concentration of Risks:

The Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

10. Other:

At October 31, 2016, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that were held on behalf of multiple underlying shareholders was as follows:

	No. of Shareholders	% Ownership
Kopernik Global All-Cap Fund, Class A Shares	4	70%
Kopernik Global All-Cap Fund, Class I Shares	2	66%
Kopernik International Fund, Class I Shares	5	82%

21% of the Kopernik International Fund’s Class I Shares outstanding were held by an affiliate of the Investment Adviser.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2016

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Regulatory Matters:

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Funds will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

12. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund II and the Shareholders of

Kopernik Global All-Cap Fund and

Kopernik International Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Kopernik Global All-Cap Fund and Kopernik International Fund (two of the funds constituting The Advisors’ Inner Circle Fund II, hereafter referred to as the “Funds”) at October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2016

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2016

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2016 to October 31, 2016).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2016

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 05/01/16	Ending Account Value 10/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Kopernik Global All-Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,118.00	1.35%	$7.19
Class I Shares	1,000.00	1,118.40	1.10	5.86

Hypothetical 5% Return
Class A Shares	$1,000.00	$1,018.35	1.35%	$6.85
Class I Shares	1,000.00	1,019.61	1.10	5.58
Kopernik International Fund
Actual Fund Return
Class I Shares	$1,000.00	$1,007.10	1.10%	$5.55

Hypothetical 5% Return
Class I Shares	$1,000.00	$1,019.61	1.10%	$5.58

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half period shown).

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.”

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years
INTERESTED TRUSTEES[2,3]
ROBERT A. NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT TRUSTEES[2]
JOHN K. DARR (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Trustees oversee 38 funds in The Advisors’ Inner Circle Fund II.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2016

Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-887-4KGI. The following chart lists Trustees and Officers as of October 31, 2016.

Other Directorships Held in the Past 5 Years[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years
INDEPENDENT TRUSTEES[2] (continued)
MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.
BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee (since 1999) Lead Independent Trustee	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Trustees oversee 38 funds in The Advisors’ Inner Circle Fund II.

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OCTOBER 31, 2016

Other Directorships Held in the Past 5 Years[3]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

None.
None.

3	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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OCTOBER 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years
OFFICERS (continued)
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A. (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM (Born: 1981)	Vice President and Assistant Secretary (since 2014)	Attorney, SEI Investments Company (2014-present). Associate, Stradley Ronon Stevens & Young, LLP (2009-2014).
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2016

Other Directorships Held in the Past 5 Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2016

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2016 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2016 tax year end, please consult your tax advisor as to the pertinence of this notice. For the year ended October 31, 2016, the Fund is designating the following items with regard to distributions paid during the year.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)	Foreign Tax Credit(6)
Kopernik Global All-Cap Fund
0.00%	100.00%	100.00%	36.33%	81.58%	0.00%	0.06%	0.00%	25.35%
Kopernik International Fund
0.00%	100.00%	100.00%	1.96%	83.33%	0.00%	0.13%	0.00%	62.84%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.
(3)	“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct US government obligations is exempt from state income tax, provided the fund meets certain requirements.
(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.
(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” and is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.
(6)	The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2016. The Funds intend to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2016. For Kopernik Global All-Cap Fund, the total amount of foreign source income is $15,806,718 and the total amount of foreign tax paid is $1,493,360. For Kopernik International Fund, the total amount of foreign source income is $20,239 and the total amount of foreign tax paid is $3,095. Your allocable share of the foreign tax credit will be reported on form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2016. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2016

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 16, 2016 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2016

of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since its inception, and information regarding the Fund’s performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2016

satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2016

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Kopernik Funds

P.O. Box 219009

Kansas City, MO 64121-9009

855-887-4KGI

Adviser:

Kopernik Global Investors, LLC

Two Harbour Place

302 Knights Run Avenue, Suite 1225

Tampa, Florida 33602

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

KGI-AR-001-0300

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$140,400	$0	$0	$136,800	$0	$0
(b) Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c) Tax Fees	$0	$0	$220,000	$0	$0	$220,000
(d) All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$21,880	N/A	N/A	$22,605	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $220,000 and $220,000 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal years were $0 and $0 for 2016 and 2015, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 6, 2017

*	Print the name and title of each signing officer under his or her signature.